UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 3, 2014 (May 30, 2014)

WPCS INTERNATIONAL INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-34643	98-0204758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Eagleview Boulevard, Suite 300, Exton, PA 19341

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (484) 359-728

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Agreement

On May 30, 2014, WPCS International Incorporated entered into an amendment (the “Amendment”) to the asset purchase agreement dated March 31, 2014 by and among the Company, WPCS-International Seattle, Inc. (“WPCS-Seattle”) and EC Company, as purchaser. The Original Agreement was filed as an exhibit to the Form 8-K dated April 2, 2014. The Amendment provides that in the event that the acquisition is not consummated by July 31, 2014, through no fault of EC Company, the purchase price will be reduced by $100,000. In addition, the Amendment allows for an extension of the due diligence condition.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1 Amendment to the Asset Purchase Agreement by and among WPCS-International Incorporated, WPCS-Seattle and EC Company dated May 30, 2014.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WPCS INTERNATIONAL INCORPORATED

Date: June 3, 2014	By: /s/ JOSEPH HEATER
Joseph Heater
Chief Financial Officer